SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 15, 2007

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Alternative Loan Trust 2007-A2, Mortgage Pass-Through Certificates, Series 2007-A2)

J.P. MORGAN ALTERNATIVE LOAN TRUST 2007-A2
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-141607-07	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 1, 2007, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Alternative Loan Trust 2007-A2 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.*

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser, JPMorgan Chase Bank, National Association, as the servicer and Chase Home Finance LLC, as the seller (as amended or modified to the date hereof).**

99.3

Amended and Restated Flow Servicing Agreement, dated as of July 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Owner and JPMorgan Chase Bank, National Association, as the Servicer.***

99.4

Mortgage Loan Sale Agreement, dated as of April 1, 2006, between J.P. Morgan Acceptance Corp. as the Purchaser, American Home Mortgage Corp., as the Seller and American Home Mortgage Servicing Inc., as the Servicer.****

99.5

Assignment, Assumption and Recognition Agreement, dated as of  May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer. (re: American Home).

99.6

Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer. (re: JPMCBNA).

99.7

ISDA Master Agreement, Schedule to the Master Agreement, Credit Support Annex and Swap Transaction Confirmation, all dated as of May 31, 2007, between JPMorgan Chase Bank, National Association, as swap provider, and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.8

Interest Rate Cap Agreement, dated as of May 31, 2007, between JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Alternative Loan Trust 2007-A2.

99.9

Trust Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association and Wells Fargo Bank, N.A., as the securities administrator.

99.10

United Guaranty Special Products Mortgage Pool Insurance Policy, dated as of May 1, 2007.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

*** Incorporated herein by reference to the Form 8-K filed with the SEC on December 14, 2006.

**** Incorporated herein by reference to the Form 8-K filed with the SEC on June 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By:       /s/ Rosa Hyun

    Name:  Rosa Hyun

    Title:  Vice President

Dated:  June 15, 2007

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.*

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser, JPMorgan Chase Bank, National Association, as the servicer and Chase Home Finance LLC, as the seller (as amended or modified to the date hereof).**

99.3

Amended and Restated Flow Servicing Agreement, dated as of July 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Owner and JPMorgan Chase Bank, National Association, as the Servicer.***

99.4

Mortgage Loan Sale Agreement, dated as of April 1, 2006, between J.P. Morgan Acceptance Corp. as the Purchaser, American Home Mortgage Corp., as the Seller and American Home Mortgage Servicing Inc., as the Servicer.****

99.5

Assignment, Assumption and Recognition Agreement, dated as of  May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer. (re: American Home).

99.6

Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer. (re: JPMCBNA).

99.7

ISDA Master Agreement, Schedule to the Master Agreement, Credit Support Annex and Swap Transaction Confirmation, all dated as of May 31, 2007, between JPMorgan Chase Bank, National Association, as swap provider, and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.8

Interest Rate Cap Agreement, dated as of May 31, 2007, between JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Alternative Loan Trust 2007-A2.

99.9

Trust Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association and Wells Fargo Bank, N.A., as the securities administrator.

99.10

United Guaranty Special Products Mortgage Pool Insurance Policy, dated as of May 1, 2007.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

*** Incorporated herein by reference to the Form 8-K filed with the SEC on December 14, 2006.

**** Incorporated herein by reference to the Form 8-K filed with the SEC on June 14, 2007.